Exhibit (j)(1)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Post Effective Amendment No. 42 Form N-1A filing of the Firstar Stellar Funds (formerly, the Star Funds) of our auditor's reports dated January 8, 1999 and to all references to our Firm included in or made a part of this Post Effective Amendment No. 42 Form N-1A

                                                /s/ Arthur Andersen LLP
                                                ------------------------------
                                                ARTHUR ANDERSEN LLP

Cincinnati, Ohio,
March 25, 1999